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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 9, 1999

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                           ORBITAL IMAGING CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

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
                               Delaware                                  333-49583                        54-1660268
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            (State or Other Jurisdiction of Incorporation)        (Commission File Number)    (IRS Employer Identification No.)

              21700 Atlantic Boulevard, Dulles, Virginia,                                                   20166
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               (Address of Principal Executive Offices)                                                   (Zip Code)

          Registrant's Telephone Number, Including Area Code:                                         (703) 406-5000
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 (Former Name or Former Address, if Changed Since Last Report)                                          Not Applicable
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ITEM 5.     OTHER EVENTS.

            On April 9, 1999, Orbital Imaging Corporation ("ORBIMAGE") announced an add-on offering of $65,000,000 in aggregate principal amount of its 11 5/8% Senior Notes due 2005 in a private placement. The net proceeds of the offering will be used to fund the purchase of a license to market and sell radar imagery generated by a commercial radar imaging satellite and to provide funds for working capital and general corporate purposes. The full text of the press release announcing the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            Exhibit No. Description

            99.1.       Press Release dated April 9, 1999.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                           ORBITAL IMAGING CORPORATION

Date:  April 15, 1999                By:         /s/ Armand D. Mancini
                                                 ---------------------
                                     Name:       Armand D. Mancini
                                     Title:      Vice President and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX
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
Exhibit No.                          Description
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
99.1                                 Press Release dated April 9, 1999.
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